SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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College Retirement Equities Fund

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College Retirement Equities Fund
730 Third Avenue
New York, New York 10017-3206

NOTICE OF ANNUAL MEETING — JUNE 15, 2004

The College Retirement Equities Fund (CREF) will hold its annual meeting of participants on June 15, 2004, at 2:00 p.m. at CREF’s Southern Service Center at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina. The meeting agenda is:

1.	To elect eight individuals to serve as trustees for one year and until their successors shall take office;

2.	To vote on the participant proposals presented in the proxy statement; and

3.	To address any other business that may properly come before the meeting.

The Board of Trustees has set April 30, 2004, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of April 30, 2004.

By order of the Board of Trustees,

E. Laverne Jones

Secretary

Please vote as soon as possible before the annual meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we can’t hold the meeting unless a quorum is reached, please help CREF avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1 877-535-3910, ext. 2440 to obtain an admission pass.

May 13, 2004

COLLEGE RETIREMENT EQUITIES FUND

Proxy Statement for Annual Meeting

to be Held on June 15, 2004

The Board of Trustees of the College Retirement Equities Fund (CREF) has sent you this proxy statement to ask for your vote on several matters affecting CREF. The accompanying proxy will be voted at the annual meeting of CREF participants being held on June 15, 2004, at 2:00 p.m. at CREF’s Southern Service Center at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina. This proxy statement was mailed to participants starting on or about May 13, 2004.

How Do I Vote?

You can vote in any one of four ways:

(1)	By marking, signing, and mailing the enclosed proxy card in the envelope provided;

(2)	Through the Internet at http://www.eproxyvote.com/tiaa-cref (or by going to our Web site at www.tiaa-cref.org);

(3)	By telephone, by calling toll-free 1 877 779-8683; or

(4)	By voting in person at the annual meeting.

If you vote by Internet or telephone, please use the 14-digit number that appears in the shaded box in the upper-right corner of your proxy card. Please don’t mail your proxy card if you vote by Internet or telephone.

Can I Cancel or Change My Vote?

You can change or cancel your vote at any time up until 4:00 (eastern time) on June 15, 2004. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, voting in person at the meeting, or writing CREF’s Secretary at 730 Third Avenue, New York, New York 10017-3206.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don’t specifically instruct them otherwise, they will vote FOR the election of the nominees for trustee and AGAINST the participant proposals presented in this proxy statement. At this time, we don’t know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy.

Who May Vote; How Many Votes Do I Get?

Only participants in certain accounts will be eligible to vote on particular participant proposals. The following table shows accounts for which participants may vote with respect to each item on the proxy ballot:

All Accounts
Except the Social
	All Accounts	Choice Account

Trustee Election	X

Participant Proposal I	X

Participant Proposal II	X

Participant Proposal III	X

Participant Proposal IV	X

Participant Proposal V		X

Each person having voting rights on April 30, 2004 may vote at the meeting. On April 20, 2004, there were 149,596,783,978.10 total votes eligible to be cast, broken down as follows:

Stock Account – 100,869,609,849.95 votes	Social Choice Account – 6,169,269,834.70 votes
Money Market Account – 6,636,707,578.30 votes	Global Equities Account – 8,744,290,764.43 votes
Bond Market Account – 5,304,920,347.56 votes	Growth Account – 11,204,447,914.38 votes
Inflation-Linked Bond Account – 2,850,405,148.33 votes	Equity Index Account – 7,817,132,540.45 votes

The number of votes you have is equal to the dollar value of your accumulation in each CREF account on April 30, 2004. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on April 30, 2004 in the annuity fund of each CREF account to meet our annuity obligations to you. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees and the participant proposal votes will be decided by a majority of the eligible votes present in person or represented by proxy. No votes are cast by brokers.

I. ELECTION OF TRUSTEES

The CREF Trustees have undertaken a review of CREF’s own governance practices and over the past year have adopted several measures intended to foster value for participants. The most important such measure has been to declassify the CREF Board of Trustees and to make each trustee stand for election every year. While classified board structures can be beneficial under certain circumstances, the CREF Trustees believe that the CREF Board and its management should be evaluated on an annual basis.

As a result, starting with the 2004 annual meeting of participants, CREF’s Trustees will be elected to serve for one year and until their successors shall take office. At this annual meeting, you are being asked to re-elect seven current trustees and to elect a first-time nominee to the CREF Board, Dr. Ahmed H. Zewail. Below is information about each of these nominees.

In addition to the information listed below, each of the CREF trustees currently serving also serves on the boards of trustees of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA-CREF Life Funds and on the management committee of TIAA Separate Account VA-1.

INFORMATION CONCERNING NOMINEES

Willard T. Carleton, 70, has been Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since July 2001. From July 1999 to June 2001 he was the Donald R. Diamond Professor of Finance, and from 1984 to June 1999 he was the Karl L. Eller Professor of Finance, at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. Dr. Carleton served as a TIAA Trustee from 1984-2003, and has served as a CREF Trustee since 2003.

Martin J. Gruber, 66, has been Nomura Professor of Finance at the New York University Stern School of Business since 1987 and served as chairman of its Department of Finance from 1989 to September 1997. He served as a trustee of TIAA from 1996 to 2000. Dr. Gruber is a past president of the American Finance Association. He also serves on the boards of Scudder Investments New York, the Japan Equity Fund, Inc., the Singapore Fund, Inc., and the Thai Capital Fund, Inc. He received an S.B. from the Massachusetts Institute of Technology and an M.B.A. and Ph.D. from the Columbia University Graduate School of Business. Dr. Gruber has served as a CREF Trustee since 2000.

TRUSTEE NOMINEES

Nancy L. Jacob, 61, is president and managing principal of Windermere Investment Associates. She was previously chairman and chief executive officer of CTC Consulting, Inc. and executive vice president, U.S. Trust of the Pacific Northwest. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a CREF Trustee since 1979.

Bevis Longstreth, 70, is a retired partner of the law firm of Debevoise & Plimpton. Until 1994, he was a partner of the same firm, and thereafter he was Of Counsel to that firm. Mr. Longstreth has served as a commissioner of the U.S. Securities and Exchange Commission, and as an adjunct professor at Columbia University School of Law. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC. He is also chairman of the finance committee of the Rockefeller Family Fund and chairman of the investment committee of the Nathan Cummings Foundation. He serves as a trustee of the New School University, and the Textile Museum, and is a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. Mr. Longstreth has served as a CREF Trustee since 1996.

Bridget A. Macaskill, 55, is former Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc, and Prudential plc, and on the boards of a number of not-for-profit organizations. She also serves as Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement. She received a B.Sc with honors from the University of Edinburgh. Ms. Macaskill has served as a CREF Trustee since 2003.

TRUSTEE NOMINEES continued

Stephen A. Ross, 60, has been the Franco Modigliani Professor of Finance and Economics at the Sloan School of Management at the Massachusetts Institute of Technology since July 1998. He was previously the Sterling Professor of Economics and Finance at the Yale School of Management at Yale University. Dr. Ross is the CEO of Compensation Valuation Incorporated, a consulting firm, co-chairman of Roll & Ross Asset Management Corp., a principal of IV Capital, Ltd., a director of Freddie Mac and Algorithmics, Inc., and, a trustee of the California Institute of Technology, and a principal of IV Capital, Ltd. He received a B.S. from the California Institute of Technology and a Ph.D. from Harvard University. Dr. Ross has served as a CREF Trustee since 1981.

Maceo K. Sloan, 54, has been the Chairman, President and CEO of Sloan Financial Group, Inc. and Chairman and CEO of NCM Capital Management Group, Inc., since 1991. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a CREF Trustee since 1991.

Ahmed H. Zewail, 58, is currently the Linus Pauling Chair Professor of Chemistry and Professor of Physics and the Director of the Laboratory for Molecular Sciences at the California Institute of Technology (Caltech), Pasadena. He serves on the boards of various national and international foundations and universities, and holds the Honorary Chair at the United Nations University. Dr. Zewail was awarded the 1999 Nobel Prize for his groundbreaking work in the development of femtoscience. He received a B.S. and M.S. from Alexandria University, a Ph.D. from the University of Pennsylvania, and numerous honorary degrees. Dr. Zewail, whose nomination was recommended by a current trustee, is a first-time nominee to the CREF Board of Trustees.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board of Trustees.

Current CREF Trustees, Nominees and Executive Officers

The following table includes certain information about CREF’s current trustees, nominees and executive officers, including positions currently held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested trustees and nominees and the second table includes information about CREF’s officers. There are currently no interested trustees serving on the CREF Board.

DISINTERESTED TRUSTEES AND NOMINEES

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by
Name, Address and Age	Fund	Time Served	During Past 5 Years	Trustee

Willard T. Carleton
4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 70	Trustee	One year term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration. Formerly, Donald R. Diamond, Professor of Finance, University of Arizona, 1999 – 2001, and Karl L. Eller, Professor of Finance, University of Arizona, 1984 – 1999. Trustee of TIAA, 1984 – 2003.	53

Martin J. Gruber
New York University Stern School of Business Henry Kaufman Management Education Center 44 West 4th Street, Suite 988 New York, NY 10012 Age: 66	Chairman of the Board of Trustees	One year term. Trustee since 2000.	Nomura Professor of Finance, New York University, Stern School of Business. Formerly, Chairman, Department of Finance, New York University, Stern School of Business, and Trustee of TIAA, 1996 – 2000.	53

Nancy L. Jacob
Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 61	Trustee	One year term. Trustee since 1979.	President and Managing Principal, Windermere Investment Associates. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., and Executive Vice President, U.S. Trust of the Pacific Northwest.	53

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[Continued from above table, first column(s) repeated]

Other Directorships
Name, Address and Age	Held by Trustees

Willard T. Carleton
4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 70	None

Martin J. Gruber
New York University Stern School of Business Henry Kaufman Management Education Center 44 West 4th Street, Suite 988 New York, NY 10012 Age: 66	Director, Scudder Investments New York, Japan Equity Fund, Inc., the Singapore Fund, Inc. and the Thai Capital Fund, Inc.

Nancy L. Jacob
Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 61	None

DISINTERESTED TRUSTEES AND NOMINEES continued

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by
Name, Address and Age	Fund	Time Served	During Past 5 Years	Trustee

Bevis Longstreth
Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 70	Trustee	One year term. Trustee since 1996.	Retired Partner, Debevoise & Plimpton. Formerly, Partner and Of Counsel, Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, and Commissioner of the U.S. Securities and Exchange Commission.	53

Bridget A. Macaskill
160 E. 81ST Street New York, NY 10028 Age: 55	Trustee	One year term. Trustee since 2003.	Formerly, Chairman, Oppenheimer Funds, Inc., 2000 – 2001. Chief Executive Officer, 1995 – 2001; President, 1991 – 2000; and Chief Operating Officer, 1989 – 1995 of that firm.	53

Stephen A. Ross
Sloan School of Management Massachusetts Institute of Technology 77 Massachusetts Avenue Cambridge, MA 02139 Age: 60	Trustee	One year term. Trustee since 1981.	Franco Modigliani Professor of Finance and Economics, Sloan School of Management, Massachusetts Institute of Technology, Co-Chairman, Roll & Ross Asset Management Corp., and CEO of Compensation Valuation Incorporated. Formerly, Sterling Professor of Economics and Finance, Yale School of Management, Yale University.	53

Maceo K. Sloan
NCM Capital Management Group, Inc. 2634 Chapel Hill Boulevard, Suite 206 Durham, NC 27707 Age: 54	Trustee	One year term. Trustee since 1991.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., and Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991.	53

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other Directorships
Name, Address and Age	Held by Trustees

Bevis Longstreth
Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 70	Member of the Board of Directors of AMVESCAP, PLC and Chairman of the Investment Committee of the Nathan Cummings Foundation

Bridget A. Macaskill
160 E. 81ST Street New York, NY 10028 Age: 55	Director, J Sainsbury plc and Prudential plc

Stephen A. Ross
Sloan School of Management Massachusetts Institute of Technology 77 Massachusetts Avenue Cambridge, MA 02139 Age: 60	Director, Freddie Mac and Algorithmics, Inc.; Co-Chairman, Roll & Ross Asset Management Corp.; and Principal, IV Capital, Ltd.

Maceo K. Sloan
NCM Capital Management Group, Inc. 2634 Chapel Hill Boulevard, Suite 206 Durham, NC 27707 Age: 54	Director, SCANA Corporation and M&F Bancorp, Inc.

DISINTERESTED TRUSTEES AND NOMINEES continued

Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by
Name, Address and Age	Fund	Time Served	During Past 5 Years	Trustee

Robert W. Vishny
University of Chicago Graduate School of Business 1101 East 58th Street Chicago, IL 60637 Age: 45	Trustee	One year term. Trustee since 1996.	Eric J. Gleacher Distinguished Service Professor of Finance, University of Chicago, Graduate School of Business. Founding Partner, LSV Asset Management.	53

Ahmed H. Zewail
California Institute of Technology Arthur Amos Noyes Laboratory of Chemical Physics, Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 58	Nominee	N/A	Linus Pauling Professor of Chemistry and Professor of Physics, Caltech; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech

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[Continued from above table, first column(s) repeated]

Other Directorships
Name, Address and Age	Held by Trustees

Robert W. Vishny
University of Chicago Graduate School of Business 1101 East 58th Street Chicago, IL 60637 Age: 45	None

Ahmed H. Zewail
California Institute of Technology Arthur Amos Noyes Laboratory of Chemical Physics, Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 58	None

OFFICERS

Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by
Name, Address and Age	CREF	Time Served	During Past 5 Years	Trustee

Herbert M. Allison, Jr.
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 60	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.	Chairman, President and Chief Executive Officer of TIAA. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”). Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000 – 2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997 – 1999.	N/A

Gary Chinery
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.	Vice President of TIAA and Treasurer of TIAA and the TIAA- CREF Funds. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).	N/A

Scott C. Evans
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 44	Executive Vice President, Chief Investment Officer	Indefinite term. Executive Vice President since 1997. Chief Investment Officer since 2004.	Executive Vice President, Chief Investment Officer of TIAA and the TIAA-CREF Funds. President and Chief Executive Officer of Investment Management and Advisors. Director of TIAA-CREF Life and Advisors and Manager of Investment Management.	N/A

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other Directorships
Name, Address and Age	Held by Trustee

Herbert M. Allison, Jr.
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 60	Member of the Board of Directors of the New York Stock Exchange

Gary Chinery
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	N/A

Scott C. Evans
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 44	N/A

Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by
Name, Address and Age	CREF	Time Served	During Past 5 Years	Trustee

I. Steven Goldstein
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 51	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA- CREF Funds. Director of TIAA- CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001 – 2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993 – 2001.	N/A

E. Laverne Jones
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1998	Vice President and Corporate Secretary of TIAA and the TIAA- CREF Funds.	N/A

Susan S. Kozik
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000 – 2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997 – 2000.	N/A

George W. Madison
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 50	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated.	N/A

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other Directorships
Name, Address and Age	Held by Trustee

I. Steven Goldstein
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 51	N/A

E. Laverne Jones
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	N/A

Susan S. Kozik
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	N/A

George W. Madison
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 50	N/A

Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by
Name, Address and Age	CREF	Time Served	During Past 5 Years	Trustee

Erwin W. Martens
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds. Director of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999 – 2003; and Head and Deputy Head of Global Market Risk Management, 1997 – 1999.	N/A

Elizabeth A. Monrad
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and Chief Financial Officer of TIAA, the TIAA- CREF Funds, Advisors and Investment Management. Executive Vice President of TPIS, Services and Tuition Financing. Director of Advisors, TPIS, Tuition Financing and TIAA-CREF Life. Manager of Investment Management and Services. Executive Vice President, Finance, Actuarial and Facilities of TIAA-CREF Life. Formerly, Chief Financial Officer and Senior vice President of GeneralCologne Re (2000 – 2003), Vice President, Corporate Controller, Corporate Treasurer and Chief Financial Officer of its North American Reinsurance Operations (1997 – 2000).	N/A

Frances Nolan
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President	Indefinite term. Executive Vice President since 2000.	Executive Vice President, Client Services, of TIAA and the TIAA- CREF Funds. President, Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000 – 2003; Vice President, Eastern Division, 1994 – 2000.	N/A

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other Directorships
Name, Address and Age	Held by Trustee

Erwin W. Martens
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	N/A

Elizabeth A. Monrad
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Director, Colgate- Palmolive Company

Frances Nolan
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	N/A

Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by
Name, Address and Age	CREF	Time Served	During Past 5 Years	Trustee

Dermot J. O’Brien
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 38	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA- CREF Funds. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999 – Feb. 2003; and Vice President and Head of Human Resources – Japan Morgan Stanley, 1998 – 1999.	N/A

Bertram L. Scott
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2000.	Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS; Manager of Services; President and Director of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996 – 2000.	N/A

John A. Somers
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 60	Executive Vice President	Indefinite term. Executive Vice President since 1996	Executive Vice President of TIAA and the TIAA-CREF Funds. Executive Vice President of Investment Management and Advisors and Director of TIAA-CREF Life.	N/A

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[Continued from above table, first column(s) repeated]

Other Directorships
Name, Address and Age	Held by Trustee

Dermot J. O’Brien
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 38	N/A

Bertram L. Scott
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	N/A

John A. Somers
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 60	N/A

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current CREF Trustees in CREF and in all registered investment companies in the same “family of investment companies” as CREF as of April 20, 2004. CREF’s family of investment companies includes CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The amounts reported below include amounts contributed to CREF accounts for the benefit of the nonemployee trustees pursuant to CREF’s long-term compensation plan for nonemployee trustees.

DISINTERESTED TRUSTEES

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name	Securities in CREF	Family of Investment Companies

Willard T. Carleton	Stock Account – Over $100,000	Over $100,000

Martin J. Gruber	Stock Account – Over $100,000 Growth Account – $0 - $10,000	Over $100,000

Nancy L. Jacob	Stock Account – Over $100,000	Over $100,000

Bevis Longstreth	Stock Account – $10,001 - $50,000	Over $100,000

Bridget A. Macaskill	None	$10,001 - $50,000

Stephen A. Ross	Stock Account – Over $100,000 Global Equities Account – Over $100,000 Money Market Account – Over $100,000	Over $100,000

Maceo K. Sloan	Stock Account – Over $100,000 Social Choice Account – $0 - $10,000 Global Equities Account – $0 - $10,000 Growth Account – $0 - $10,000 Equity Index Account – $0 - $10,000	Over $100,000

Robert W. Vishny	Stock Account – $50,001 - $100,000	$50,001 - $100,000

Trustee Compensation

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex for each current and former nonofficer trustee for the year ended December 31, 2003. The TIAA-CREF Fund Complex includes CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

DISINTERESTED TRUSTEES

		Pension or Retirement
	Aggregate	Benefits Accrued	Total Compensation
	Compensation	as Part of CREF	From TIAA-CREF
Name	From CREF	Expenses	Fund Complex(1)

Willard T. Carleton	$27,805	$0	$29,750

Joyce A. Fecske(3)(5)	$131,148	$0	$140,000

Martin J. Gruber	$77,618	$32,736	$83,000

Nancy L. Jacob	$87,441	$32,736	$93,500

Bevis Longstreth(2)	$80,894	$32,736	$86,500

Bridget A. Macaskill	$1,403	$0	$1,501

Stephen A. Ross(2)	$100,066	$32,736	$107,000

Nestor V. Santiago(2)(4)	$31,825	$16,380	$33,999

Eugene C. Sit(3)(5)	$131,148	$0	$140,000

Maceo K. Sloan	$85,102	$32,736	$91,000

David K. Storrs(3)(5)	$131,148	$0	$140,000

Robert W. Vishny	$69,214	$32,736	$74,000

(1)	Includes portion of fees attributed to service on the TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of TIAA Separate Account VA-1.

(2)	This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year’s deferrals, a total of $2,529,313 earned across the fund complex has been deferred for prior years’ service, including interest through year-end 2003, for all current trustees who had elected to defer their compensation.

(3)	The Trustees so noted, retired effective November 2002.

(4) This Trustee expired on June 12, 2003.

(5)	Represents special payment to Trustee in consideration of his/her voluntary retirement from the Board in conjunction with Board restructuring.

CREF has a long-term compensation plan for nonemployee trustees. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, nonemployee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.

Committees

Currently, the CREF Board consists entirely of independent trustees. Every year the board appoints trustees to certain standing committees with specific responsibilities for aspects of CREF’s operations. These are:

(1)	An Audit Committee, consisting solely of independent trustees, which audits and examines the records and affairs of CREF as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/ prospectuses/ index.html. During 2003, the Audit Committee held 10 meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Ms. Macaskill. Mr. Sloan is an audit committee financial expert.

(2)	A Finance Committee, which oversees the management of CREF investments subject to appropriate oversight by the full board. During 2003, the Finance Committee held five meetings. The current members of the Finance Committee are Dr. Gruber (chair), Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Dr. Ross, Mr. Sloan and Dr. Vishny.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which addresses all corporate social responsibility and corporate governance issues including the voting of CREF shares and the initiation of appropriate shareholder resolutions. During 2003, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Vishny.

(4)	An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2003, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Gruber (chair), Mr. Longstreth, Dr. Ross and Mr. Sloan.

(5)	A Nominating and Personnel Committee, consisting solely of independent trustees, which nominates candidates for election of trustees, standing committees of the board, and certain CREF officers. During 2003, the Nominating and Personnel Committee held 16 meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Carleton and Dr. Jacob. The charter for the CREF Nominating and Personnel Committee may be found at www.tiaa-cref.org/ prospectuses/ index.html.

Board Meetings

There were six meetings of the Board of Trustees during 2003. All current trustees attended at least 75% of the meetings of the Board of Trustees and board committees on which they served.

Trustee Nomination Process

CREF solicits names of candidates for the Board of Trustees from participants as part of the balloting process. Those names are transmitted to the CREF Nominating and Personnel Committee for its review and consideration. The Nominating and Personnel Committee welcomes the names of candidates from participating institutions and educational organizations, and from such other sources as the Committee may determine.

Participants may submit recommendations for candidates to the Board by forwarding the names and backgrounds of nominees to the Corporate Secretary of CREF. The Committee may, from time to time, retain third party search firms to identify nominee candidates whose competencies meet criteria the Board deems important to CREF. In addition, the Committee will invite recommendations from the members of the Board of Overseers, current trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current trustees for renomination to the Board, the Committee will evaluate each trustee’s Board and Committee participation, contributions to the management of CREF and attendance at Board and Committee meetings. In preparing a slate of trustee candidates, the Nominating and Personnel Committee seeks to ensure broad, diverse representation of academic, business and professional views.

After consultation with the CREF Board of Overseers, the Committee submits final nominations to the CREF Board of Trustees.

Recommendations From Participants Regarding Nominations

Participants can recommend nominees by writing to the Secretary of CREF, 730 Third Avenue, New York, New York 10017-3206. Participants can also recommend nominees when casting votes for CREF’s annual meeting by writing in the name of the individual in the space provided on the CREF proxy card or, if voting through the internet, noting their recommended nominee in the “Comments” section.

Trustee Qualifications

The CREF Board of Trustees (the “board”) has determined that the board should be comprised of individuals who can contribute sound business judgment to board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as trustees without conflict with CREF. The board should reflect diversity of gender, race, age and experience and at least one trustee should qualify as a financial expert for service on the audit committee. Each trustee should be prepared to devote substantial time and effort to CREF board duties and should limit the number of their other board memberships in order to provide such service to CREF. Candidates for the board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other board members and management.

When seeking to fill a specific opening on the board, the Nominating and Personnel Committee will consider the specific needs of the board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful board.

A candidate for service as an independent trustee must not be an “interested person” of the Company, as that term is defined in the Investment Company Act of 1940, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by the Company as may be reasonably necessary to enable the board to assess the candidate’s eligibility.

Participant Communications With Trustees

Letters or e-mails from participants addressed to the Board of Trustees or individual Trustees may be sent to the Corporate Secretary’s office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to CREF’s Presiding Trustee in accordance with policies concerning participant communications that have been approved by a majority of independent trustees.

Trustee Attendance at Annual Meetings

CREF Trustees are expected to attend the annual meeting of CREF participants. If a trustee is unavailable to attend the meeting, a reason must be provided. Six of eight trustees attended the 2003 annual meeting.

II. THE INDEPENDENT AUDITORS

Ernst & Young LLP (Ernst & Young) served as independent auditors to CREF for the fiscal year ended December 31, 2003. At a meeting held on December 10, 2003, the CREF Board of Trustees, including a majority of nonofficer trustees, again selected Ernst & Young to serve as independent auditors for CREF for the fiscal year ending December 31, 2004. Ernst & Young performs independent audits of CREF’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, CREF, as a policy, does not engage Ernst & Young for management advisory or consulting services. Representatives of Ernst & Young will be available at the annual meeting to respond to questions.

Auditor Fees

Ernst & Young’s fees for professional services rendered for the audit of CREF’s annual financial statements for the years ended December 31, 2003 and December 31, 2002 were approximately $460,700 and $407,100, respectively. Ernst & Young’s fees for audit-related services rendered to CREF for the years ended December 31, 2003 and December 31, 2002 were approximately $15,600 and $0, respectively.

With respect to CREF, Ernst & Young had no additional fees for any of the following services for the years ended December 31, 2003 and 2002:

•	Tax services

•	Other services

Preapproval Policy

In July of 2003, the Audit Committee of CREF’s Board of Directors (“Audit Committee”) adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the independent auditor to CREF without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by CREF’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for CREF and certain of its subsidiaries and affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

All services provided by the independent auditor to CREF, its adviser or affiliates for 2003 were preapproved by the Audit Committee pursuant to the Policy.

Auditor Fees for Related Entities

The aggregate nonaudit fees billed by Ernst & Young for services rendered to CREF and its adviser or affiliates of the adviser performing on-going services to CREF (“Service Providers”) for the years ended December 31, 2003 and December 31, 2002 were approximately $250,400 and $164,900, respectively.

Ernst & Young’s aggregate fees for professional services rendered in connection with the audit of financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) and the College Retirement Equities Fund (“CREF”) and their affiliated entities were approximately $3,684,500 for the year ended December 31, 2003 and approximately $3,167,700 for the year ended December 31, 2002. Ernst & Young’s aggregate fees for audit-related services provided to TIAA and CREF and their affiliated entities were approximately $328,500 for the year ended December 31, 2003 and $159,000 for the year ended Decem-

ber 31, 2002. Ernst & Young’s aggregate fees for tax services provided to TIAA and CREF and their affiliated entities were approximately $207,500 for the year ended December 31, 2003 and $212,600 for the year ended December 31, 2002. Ernst & Young’s aggregate fees for all other services provided to TIAA and CREF and their affiliated entities were estimated to be $0 for the year ended December 31, 2003 and $22,900 for the year ended December 31, 2002.

III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

TIAA-CREF Investment Management, LLC manages the assets in each CREF account. It provides its services to CREF at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940, although it is not considered an investment adviser under the Investment Company Act of 1940 because of the at cost nature of this arrangement.

CREF’s certificates are distributed by TIAA-CREF Individual & Institutional Services, LLC, another subsidiary of TIAA that provides its services to CREF at cost. Services is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA. The address for Investment Management and Services is 730 Third Avenue, New York, New York 10017-3206.

IV. PARTICIPANT PROPOSALS

PARTICIPANT PROPOSAL I

All CREF participants can vote on the first participant proposal. Votes will not be tallied separately for each CREF account.

Norman C. Frank, 913 Modoc Street, Berkeley, CA 94707, owning 13.843 annuity units in the CREF Social Choice Account, has given notice that he intends to present the following resolution at the annual meeting:

Add three new CREF accounts:

1) CREF Stock – Social Choice

2) CREF Growth – Social Choice

3) CREF Global Equities – Social Choice

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before voting.

Management does not believe that creating a series of all-equity social choice accounts in addition to the current CREF Social Choice Account would best serve the interests of CREF participants.

The current CREF Social Choice Account option was designed to meet the objectives of participants wanting to invest all their retirement funds consistent with social criteria. Participants could not achieve this objective with an all-equity socially conscious account because TIAA and CREF fixed-income portfolios do not apply social screens to their investments. Therefore, the current Social Choice Account was structured as a balanced account, with a mix of stocks, bonds and money market instruments, to allow participants to invest all of their long-term retirement savings in a socially conscious manner and still be appropriately diversified.

The balanced Social Choice Account has been extremely well received by participants, with assets of over $5 billion, making it one of the largest socially conscious funds of any kind.

We do not believe it would be wise to create a series of new equity social choice accounts to compete with this successful CREF account. CREF charges fees on an “at cost” basis and keeps its expenses as low as possible through economies of scale. The addition of several new social choice accounts could divert funds from the existing balanced Social Choice Account, thereby spreading existing costs over a smaller asset base with a possible resulting increase in charges. In addition, adding any new account involves significant allocation of personnel and resources to handle investment management, administration, systems, consumer education, and marketing. Such large expenditures of human and financial capital can be justified only for quality investment products that best serve the long-term financial interests of our participants.

CREF’s management strongly believes that an effective pension product menu should provide a reasonable variety of investment options, but should not include every potential option any participant may desire. Adding any new account requires a substantial business effort, involving a significant dedication of personnel and resources for investment management, administration, systems, investor education, and marketing. By avoiding a proliferation of accounts with similar objectives, CREF succeeds in keeping costs low and minimizing potential investor confusion, while offering quality investment products that serve the needs of our participants.

For the reasons described above, the Board of Trustees recommends a vote against the proposal.

PARTICIPANT PROPOSAL II

All CREF participants can vote on the second participant proposal. Votes will not be tallied separately for each CREF account.

David I. Caplan, 247 SE 3rd Avenue, Delray Beach, FL 33483, owning 152.703 accumulation units in the CREF Stock Account, has given notice that he intends to present the following resolution at the annual meeting:

Resolved: No funds shall be invested by CREF in any entity brought to its attention that publicly advocates firearm control legislation or repeal of the Second Amendment to the U.S. Constitution.

Participant’s Supporting Statement

Firearm control laws disable the public from defending itself. Sudden unforeseen catastrophes like “9/11” and other calamities exacerbate the problem. During catastrophes, the police are called away to rush to the scene, whereby the public at large becomes deprived of police protection. Even under the best of circumstances, the police cannot be everywhere at once to respond to your emergency needs in time.

The U.S. Supreme Court has repeatedly declared that, from ancient times to the present, the militia comprises “all citizens capable of bearing arms” – ordinary personal arms. Today these arms include the modern functional equivalents of those arms that colonial citizens were expected to keep – particularly firearms suitable to defend home and family. And just as constitutionally protected speech and press do not include child pornography or terrorism threats, constitutionally protected arms obviously do not include stinger missiles or nuclear devices.

Increasingly many scholars and appellate courts have concluded that the Second Amendment in the federal Bill of Rights guarantees the right of private citizens of good moral character to keep ordinary personal firearms – whether or not the citizen is actually enrolled in any formal, governmentally sponsored militia organization. Notably, these scholars include endowed Harvard Law Professor Laurence Tribe.

The Second Amendment’s opening phrase “well regulated militia” indicates that unless the private individual citizen has the absolute right to keep unregistered ordinary personal firearms at home, the militia would not be properly regulated by “the people.” The “people” is the entity whose right to keep arms is explicitly protected by the Amendment. Firearms registration facilitates confiscation, thereby destroying the people’s right.

In August 1935 the Gestapo confiscated the membership lists of all Jewish organizations, to compile a comprehensive list of German Jews. Four months later, the Gestapo forbade Jews from having licenses to own firearms.

During political emergencies – such as the kind that many feared that President Nixon threatened during the Watergate episode – private possession of ordinary personal firearms plays an essential role. It enables the armed populace quickly to join, and to supplement the effectiveness of, the National Guard led by the State governments to restore the Constitution.

In Federalist Papers Nos. 26, 28, 29, 33, 60 and 84, Alexander Hamilton and James Madison explicitly recognized this vital function of an armed populace to deter usurpation and tyranny, as well as to restore the Constitution in case of usurpation or tyranny. The Founders based this role and political check of an armed populace directly upon Clause 61 of Magna Carta (1215), the backbone of our Constitution and rule of law.

No matter how you emotionally feel about firearms and firearms control or prohibition laws, these laws teach the enemies of other constitutional rights a dangerous procedure for similarly gradually weakening and ultimately destroying other cherished rights.

Firearms, much more often than not, save lives; criminals do not register their guns.

For these reasons, proponent urges you to vote FOR the proposal.

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

Proponent has asked participants to consider a proposal that would have CREF stop investing in companies that publicly support gun control efforts. Management believes that this proposal, which would require CREF to devote resources scrutinizing the social causes advocated by portfolio companies, is contrary to the interests of CREF participants. Our position has consistently been that, except for the Social Choice Account, we will not make portfolio investment decisions based on a company’s record on social issues. We could not operate an effective investment program that gives financial concerns the highest priority if we sought to accommodate the diverse social views of our 2.25 million participants in this manner. Indeed, were CREF to make it a practice to divest itself of the securities of a single issuer because some participants object to that issuer’s social policies or practices, there would be no reason why other participants could not in turn ask that CREF divest itself of other securities for other allegedly objectionable activities. The above proposal, which promotes an agenda that we believe may be unpopular with many of our participants, underscores the merit of this long-held position.

PARTICIPANT PROPOSAL III

All CREF participants can vote on the third participant proposal. Votes will not be tallied separately for each CREF account.

Ann E. Marchand, 7043 22nd NW, Seattle, WA 98117, owning 95.704 accumulation units in the CREF Stock Account, 46.374 accumulation units in the CREF Social Choice Account, and 114.715 accumulation units in the CREF Global Equities Account, has given notice that she intends to present the following resolution at the annual meeting:

For both ethical and financial reasons, participants request CREF: 1) To announce that CREF will make no additional gold mining-related investments, and 2) To begin an orderly divestment of all gold mining investments.

Participant’s Supporting Statement

Central banks and international financial institutions hold more than 34,000 tons of gold. This is more than 13 times the annual production of the world’s mines; if sold, these reserves could satisfy gold demand for more than 8 years (current demand is approximately 4,000 tons per year). Of this demand, 85% is typically used for jewelry.

Gold mining companies cause environmental and social impacts.

•	Newmont Mining: The Indonesia government sent a team to take tailing samples from gold mining firm Newmont in North Sulawesi following a report that cyanide levels in the tailings exceeded the government limit. (Jakarta Post, Moch N. Kurniawan, June 21, 2003). Newmont has admitted spilling mercury at its mining operations in Peru in 2000. “Newmont CEO Parries Environmental Attacks At Shareholder Meeting”, Tom Locke, Dow Jones Newswires, 5/7/03)

•	Placer Dome: Indigenous Dayak Meratus of Indonesia, submitted a statement at the Placer Dome Annual Shareholder meeting April 30, 2003, stating that Placer Dome’s proposed gold mine on their lands threaten their environment and their existence as indigenous peoples. The Dayak Meratus live in the last remaining native forest in Kalimantan, Indonesia, a protected area. Over Dayak objections, Placer Dome also proposes to build a gold mine in the Meratus Mountain Range Protected Forest, violating Forestry Law 41. (“Three Communities Protest at Placer Dome AGM,” Report from Minningwatch, Canada, 4/30/03)

•	Rio Tinto: Rio Tinto operates over 60 mines and processing plants in 40 countries. Rio Tinto owns 90% of the Kelian gold mine in Kalimantan, Borneo, Indonesia. Prior to Rio Tinto’s arrival to Kalimantan, small-scale gold mining was performed by the local population. Around 1989, paramilitary police forced the local miners out of the mines. In 1990, Rio Tinto acquired more land, evicting more people who had to live in shanties. (Asia-Pacific Human Rights Network, Corporate Watch, Human Rights Features, 7/17/01)

•	NewCrest Mining: The conflict between forest protection laws and mining leases issued in protected areas has created a political storm in Indonesia. Media reports have linked Indonesian government fears of costly international arbitration to Australian owned projects such as Newcrest’s PT. (“Protected areas international arbitration threat to Indonesia”, Koran Tempo, 3 April 2002 [translation].)

•	Freeport McMoRan Copper & Gold: In May of 2000, four Indonesian workers were killed at Freeport’s Grasberg mine in West Papua, Indonesia. In August 2001, an Indonesian court found Freeport guilty of providing misleading information about the incident, including the environmental impact and threat to human health. In October 2003, eight Indonesian workers were killed at the mine.

It is unclear how much environmental liability, cleanup responsibility, and remediation costs may exist. No existing audit contains information on any environmental liability.

Should CREF financially co-sponsor the manufacture and promotion of such mining activities? If not, vote for orderly divestment.

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

Management believes that implementing proponent’s resolution, which seeks to impose subjective social investment standards on the CREF accounts, would be contrary to the interests of CREF participants. Participants who have environmental and other social concerns have the option of investing in the CREF Social Choice Account, which employs environmental screens excluding most gold mining stocks.

Implementing proponent’s divestment proposal or similar proposals for other CREF accounts would deprive participants of investment options that give financial concerns the highest priority. In addition, proposals like the one presented here require participants to engage in a divestment debate based on limited and subjective information. Indeed, were CREF to make a practice of divesting from one specific industry because some participants object to a company’s social or environmental policies, there would be no reason why other participants could not in turn ask that CREF divest from any other industry for other alleged objectionable activities. It would be very difficult to fully consider those requests while operating an effective investment program for participants who wish their investments to be based primarily upon financial analysis.

We choose instead to rely on the discretion and acumen of our professional money managers. Management continually monitors CREF’s portfolios to ensure they remain well invested consistent with stated investment objectives. As part of the analysis of CREF’s actively managed investments, we evaluate, when necessary, the effect any potential environmental exposure or liability may have on a company’s earnings and prospects. If we conclude that investing in a particular company or an entire industry is not in our participants’ long-term financial interests, we will take appropriate action.

PARTICIPANT PROPOSAL IV

All CREF participants can vote on the fourth participant proposal. Votes will not be tallied separately for each CREF account.

Curtis C. Verschoor, 231 Wyngate Drive, Barrington, IL 60010, owning 3,648.955 accumulation units in the CREF Stock Account, 1,104.476 accumulation units in the CREF Money Market Account, and 733.491 accumulation units in the CREF Social Choice Account, and Stephen Viederman, 135 E 83rd Street, Apt. 15A, New York, NY 10028, owning 4,075.542 accumulation units in the CREF Stock Account, 9,324.743 accumulation units in the CREF Money Market Account, 1,497.911 accumulation units in the CREF Social Choice Account, 4,206.833 accumulation units in the CREF Bond Market Account, and 1,213.769 accumulation units in the CREF Inflation-Linked Bond Account, have given notice that they intend to present the following resolution at the annual meeting:

WHEREAS TIAA-CREF professes to be a leader in corporate governance issues, and that the processes of accountability and transparency are keystone pillars of effective governance, and

WHEREAS TIAA-CREF wishes to be considered a “concerned investor,” and believes they are active and involved shareholders and lenders, and has proclaimed policies designed to “encourage improved governance policies and practices, thereby leading to better corporate performance and enhanced accountability,” and acknowledges that “we encourage boards of both U.S. and international companies to adopt policies that promote corporate citizenship” and “balance fiduciary responsibility with a commitment to social responsibility.”

WHEREAS increasing numbers of TIAA-CREF participants have raised concerns that their organization does not appear to practice internally the same good corporate governance procedures it advocates publicly.

WHEREAS in 2002, 40 percent of the Social Choice fund voted in favor of a resolution requesting CREF to report to participants how it factored social and environmental issues into its investment decisions and its proxy voting on their behalf as shareholders. Yet, TIAA-CREF has declined to make itself accountable to participants on these issues.

RESOLVED that CREF prepare at least annually a report to its participants that includes 1) how issues relating to social and environmental responsibility have been factored in to investment decisions and into voting the shareholder proxies of companies in its investment portfolio, 2) how it voted its proxies on investment portfolio shareholder resolutions, and 3) what concrete steps it has undertaken to enhance governance in the boards of directors and senior management of portfolio corporations.

Participants’ Supporting Statement

College faculty and staff, the preponderance of TIAA-CREF participants, have a keen awareness of the importance of corporate involvement with issues of social and environmental responsibility. Undoubtedly, they represent one of the largest professional groups of investors that have a financial interest in and concern for the social and environmental performance of corporations.

As evidence of their strong interest in bringing social and environmental issues to the investment community back in the 1980s, a national group of professors and staff lobbied CREF for nearly five years before it agreed to set up a “socially responsible” investment fund. This fund is now one of, if not the largest, of the group of social and environmental investment funds.

We do not agree with CREF’s contention that a letter to the company explaining why it abstained from voting on a shareowner resolution accomplishes the goals of the resolution filers. We further challenged CREF to report why it believes that more can be accomplished to improve corporate social and environmental practices through quiet diplomacy than other methods. If quiet diplomacy has been successful, we look forward to CREF’s report of accomplishments, as requested.

Over the years, increasing empirical evidence has emerged that the average financial performance of good corporate citizens exceeds that of poor corporate citizens. Therefore, consideration of social and environmental issues in investment decisions will add to and not detract from long-term shareholder value, that TIAA-CREF so rightly considers a primary objective.

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

As a general matter, the Board of Trustees has delegated to CREF’s investment adviser responsibility for voting the proxies of portfolio companies in accordance with guidelines established by the Trustee Committees on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance. However, in response to the proponent’s three-tiered resolution, the Board states the following.

1) The economic implications of environmental and other social issues are one of several factors that are incorporated into CREF’s investment process as part of the in-depth analysis of investments for CREF’s actively managed portfolios. If we conclude that investing in a particular company or an entire industry is not in our participants’ long-term financial interests, then we will take appropriate action and either eliminate or reduce our holdings.

2) A report of proxies voted for the Funds is made quarterly to the Funds’ Board and/or Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance, also available via TIAA-CREF’s website or by calling the company at 1-877-518-9161. After August 31, 2004, an annual record of all proxy votes cast on behalf of CREF

Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at TIAA-CREF’s website, and online from the U.S. Securities Exchange Commission at www.sec.gov.

3) The updated, revised Policy Statement on Corporate Governance, issued in December 2003, and available to all participants and the public via TIAA-CREF’s website at www.tiaa-cref.org, is intended as guidelines to strengthen corporate governance of all companies, including CREF’s portfolio companies, in the areas of annual elections for all directors, designation of a lead or presiding director and auditor independence, among others. In addition, CREF was a leading proponent of the Sarbanes-Oxley legislation that dealt with board accountability and oversight, and a major voice in legislation requiring companies to count options as expenses and requiring them to be performance-based.

We also note that proponent’s supporting statement misstates the percentages of votes cast by Social Choice Account participants in favor of a similar resolution in 2002. The actual percentage of Social Choice Account participants voting in favor of this proposal was 40.02%, and the percentage of participants voting for the resolution across all CREF Accounts was 18.77%.

The board recommends a vote against the proposal.

PARTICIPANT PROPOSAL V

Because the fifth participant proposal concerns CREF’s tobacco-related investments, participants in all CREF accounts, except the Social Choice Account, can vote on it. Since the proposal would affect participants in each of these accounts differently, the votes will be tallied separately for each account.

Ronald C. Bishop, M.D., 855 Asa Gray Drive, Ann Arbor, MI 48105, owning 10.289 annuity units in the CREF Stock Account, Thomas F. Hogan, M.D., 17846 N 49th Place, Scottsdale, AZ 85254, owning 8,078.925 accumulation units in the CREF Money Market Account and 998.485 accumulation units in the CREF Social Choice Account, Douglas C. Kelley, M.D., 910 Sunset Road, Ann Arbor, MI 48103, owning 7.691 annuity units in the CREF Stock Account, and C. Everett Koop, M.D., 3 Ivy Pointe Way, Hanover, NH 03755, owning 23.775 annuity units in the CREF Stock Account, have given notice that they intend to present the following resolution at the annual meeting:

For both ethical and financial reasons, participants request CREF: 1) to announce that CREF will make no additional tobacco-related investments, and 2) to begin an orderly divestment of all tobacco investments.

Participants’ Supporting Statement

As court cases relating to deception by the tobacco industry escalate each year in numbers and significance, there are more and more reasons for TIAA-CREF to get out of the business of financially co-sponsoring, with over a billion dollars of educators’ retirement savings, the lethal tobacco industry.

One of the last year’s compelling developments was Federal District Court Judge Gladys Kessler’s May 23 refusal to dismiss the federal government’s case addressing the tobacco industry’s “advertising, marketing, promotion and warning claims.” The 1,400-page federal lawsuit, United States v. Phillip Morris et al., filed in September 1999, demands $289 billion from the tobacco industry on charges of fraud and dangerous marketing practices, including marketing aimed at children.

The amount sought eclipses the 1998 Master Settlement Agreement, which requires tobacco companies to pay 46 states $206 billion, and the related settlement that requires tobacco companies to pay the remaining four states $40 billion.

“Why would anybody invest in a terminal industry,” asks John Montgomery, president and director of Bridgeway Funds. “We just don’t.” Bridgeway screens only tobacco from its family of funds.

While individual investors can avoid tobacco through tobacco-free funds or more broadly screened socially responsibly investment funds, institutional investors can also screen tobacco from their portfolios without fear of lapsing in their fiduciary responsibility. So says the Investor Responsibility Research Center (IRRC) in its publication, “Tobacco Divestment and Fiduciary Responsibility, A Legal and Financial Analysis.”

“We came to the conclusion that an institution can be within the bounds of its fiduciary duty to divest its tobacco holdings, mainly on the basis that it would not have more than a de minimus [sic] effect on the performance of the overall portfolio, either positive of negative,” says Doug Cogan, director of the IRRC’s tobacco information service. A de minimus effect is an inconsequential difference in return.

So what is CREF waiting for? Why the difference for giving the tobacco industry the “respectability” camouflage which financial co-sponsorship by TIAA-CREF provides, when the interests of shareholders can better be served by other investments? Are Harvard, Johns Hopkins, and the University of Michigan – each of them among institutions that have divested their tobacco holdings – neglecting their fiduciary responsibility? Clearly, the answer is No, and CREF’s answer should be NO to the lethal tobacco industry.

According to the “Tobacco FactFile” launched last year by the World Health Organization, “If current trends continue, about 500 million people alive today – including 250 million children – will eventually be killed by tobacco use.” Do CREF shareholders really want to share the responsibility?

The Tobacco FactFile also state that “Each pack of cigarettes sold in the United States costs the nation an estimated $7.18 in medical care costs and lost productivity.” Divestment of CREF’s tobacco holdings is socially and financial prudent.

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

The Trustees believe it is in participants’ long-term financial interest to provide CREF’s investment professionals with the broadest possible discretion to pursue each account’s stated investment goals and strategies, and to take advantage of a broad range of potential investment opportunities. While proponents raise legitimate concerns regarding ongoing tobacco litigation, CREF managers continually monitor and assess industry stocks in light of those risks. For most CREF accounts, the investment team pursues a strategy that seeks to maintain a risk and return profile similar to the account’s benchmark index. If we were to eliminate the stocks of an entire industry from each CREF account, we would increase the chances that investment performance would vary considerably from an account’s benchmark index in any given year.

The Trustees appreciate that tobacco divestiture and other issues relating to socially responsible investing touch upon deeply held personal beliefs shared by many CREF participants. Out of respect for these beliefs, CREF created the Social Choice Account, a balanced account that applies a number of social screens to its investment portfolio, including one for tobacco. Given the availability of the Social Choice Account and the diverse nature of our participant base, the Trustees have consistently declined to impose specific subjective social standards on the investment programs of the other CREF accounts, regardless of the merits of the social cause advocated.

The board recommends a vote against the proposal.

V. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each account.

Proposals of Persons with Voting Rights

CREF expects that its 2005 annual meeting will be held in July 2005, but the exact date, time, and location of such meeting have yet to be determined. As of the date of the printing of this proxy statement, proposals submitted by or on behalf of participants to be included in the CREF proxy materials for the 2005 annual meeting must be received by CREF no later than February 10, 2005. The submission of a proposal does not guarantee its inclusion in CREF’s proxy statement or presentation at the meeting. Unless CREF is notified by April 26, 2005 of other matters that may be properly brought before the 2005 annual meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Annual Reports

If you would like to see the most recent CREF semiannual and annual reports, you can visit the TIAA-CREF Web site www.tiaa-cref.org, or use our online request form to order print versions electronically. Or you can call 1 877 518-9161 or write to CREF at 730 Third Avenue, New York, New York 10017-3206.

Notes

Notes

40640	A10790
05/04
Printed on recycled paper

College Retirement Equities Fund

By signing this form, I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at CREF’s annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees’ recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on Tuesday, June 15, 2004, at 2:00 p.m. at TIAA-CREF, Southern Service Center, 8500 Andrew Carnegie Blvd., Charlotte, NC 28262.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to EquiServe, P.O. Box 8000, Edison, NJ 08818-9000. EquiServe has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

To vote via the Internet — go to http://www.eproxyvote.com/tiaa-cref To vote by telephone — dial 1 877 779-8683

Suggestions for Future CREF Nominees

Nominee’s Name:

Nominee’s Affiliation:

Nominee’s Name:

Nominee’s Affiliation:

CREF

The Board of Trustees recommends a vote FOR item 1.				The Board of Trustees recommends a vote AGAINST the following Items.
										For	Against	Abstain
1.	Election of Trustee Nominees:			2.	Participant proposal I (to establish three new social choice equity accounts) (All accounts)					☐	☐	☐
(01) Willard T. Carleton, (02) Martin J. Gruber, (03) Nancy L. Jacob, (04) Bevis Longstreth, (05) Bridget A. Macaskill, (06) Stephen A. Ross, (07) Maceo K. Sloan, (08) Ahmed H. Zewall
				3.	Participant proposal II (to stop investing in companies supporting gun control) (All accounts)					☐	☐	☐

		For	Withhold from all	4.	Participant proposal III (To divest from gold mining investments) (All accounts)					☐	☐	☐

		☐	☐	5.	Participant proposal IV (regarding an annual report on governance and social issues) (All accounts)					☐	☐	☐

	☐			6.	Participant proposal V (to divest from tobacco investments) (All accounts except Social Choice)
For all nominees except as written above
						For	Against	Abstain		For	Against	Abstain
					Stock	☐	☐	☐	Money Market	☐	☐	☐

					Bond	☐	☐	☐	Global	☐	☐	☐

					Growth	☐	☐	☐	Equity Index	☐	☐	☐

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.					Inflation- Linked Bond	☐	☐	☐

Signature			Date

MICHAEL HUGYO				11010000 1691132 02

CREF’s 2004 Proxy Telephone Script Template

PROXY CONTROL NUMBER VERIFY

•	Greeting - Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting. (Not customizable)

•	Control Number - Enter the series of numbers printed in the gray shaded box on your card, followed by the pound sign. (Not customizable)

•	Hold — One moment please while we verify your information. (Not customizable)

•	Secondary Control Number — Enter the last 4 digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign. (Not customizable)

•	Invalid Entry of Control Numbers Message — We are unable to authenticate the information that you entered. (Not customizable)

•	Default and Miskey Error Message - We are unable to process your request at this time. Thank you for calling. (Not customizable)

PROXY MAIN

Vote Not Started — The time frame for this vote has not yet begun. Please call back later. (Not customizable)

Vote Has Ended - The time frame for this vote has ended. Thank you for calling. (Not customizable)

Special Message (99990NNN) — You are voting your 2004 CREF Proxy solicited by its Board of Trustees. {Pronounced as CREF phonetically}

Legal Message -

Vote Level (99980NNN) — Only participants in certain accounts are eligible to vote on certain issues. Please check your proxy card to confirm your voting eligibility. Your telephone vote is subject to the same terms and authorizations as indicated on the printed proxy card.

With the Board Vote Prompt Message -

Vote Level Message (55550NNN) — To vote all proposals in accordance with the recommendations of the Board of Trustees press 1. If you wish to vote on each proposal one at a time, press 2.

CREF’s 2004 Proxy Telephone Script Template

Announcement Message (999XXNNN) — You will now vote for the Trustees Nominees. The Board of Trustees recommends a vote FOR each of the nominees listed on your ballot.

Multiple Director Message -

Transfer Agent Level Message — (04000PX2) – [333XXNNN=Item 1, Election of Trustees]. To vote for all nominees, press one. To withhold from all nominees, press 2. To withhold from individual nominees, press 3.

Director Exception Messages –

Vote Level Message — (88200NNN) — For each nominee from whom you wish to withhold your vote enter the 2-digit number before the nominee names listed on the ballot followed by the pound key. Press the pound key again if you have completed your withholding.

Withhold from subsequent Director Messages –

Vote Level Message — (88300NNN) — To withhold your vote from another nominee enter the 2-digit number before the name listed on the ballot followed by the pound key, or if you have completed your withholding, press pound key again.

Invalid Director Messages –

Default Level Message — You have entered an invalid nominee number.

PROPOSALS

For / Against / Abstain Proposals –

Announcement Message (999XXNNN) – Participant Proposal 1 to establish three new social choice equity accounts. Participants in all accounts are eligible to vote on Participant Proposal 1. The Board of Trustees recommends a vote AGAINST this proposal.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 2, Participant Proposal 1]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 2 to stop investing in companies supporting gun control. Participants in all accounts are eligible to vote on Participant Proposal 2. The Board of Trustees recommends a vote AGAINST this proposal.

CREF’s 2004 Proxy Telephone Script Template

Vote Level Message (00XX0NNN) — [333XXNNN=Item 3, Participant Proposal 2]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 3 to divest from gold mining investments. Participants in all accounts are eligible to vote on Participant Proposal 3. The Board of Trustees recommends a vote AGAINST this proposal.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 4, Participant Proposal 3]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 4 regarding an annual report on governance and social issues. Participants in all accounts are eligible to vote on Participant Proposal 4. The Board of Trustees recommends a vote AGAINST this proposal.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 5, Participant Proposal 4]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 5 to divest from tobacco investments.

Announcement Message (999XXNNN) – Participants in all accounts except the CREF {Pronounced as CREF phonetically} Social Choice Account are eligible to vote on Participant Proposal 5. The Board of Trustees recommends a vote AGAINST this proposal.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 6A, Participant Proposal 5 for your Stock Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 5 to divest from tobacco investments.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 6B, Participant Proposal 5 for your Money Market Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 5 to divest from tobacco investments.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 6C, Participant Proposal 5 for your Bond Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 5 to divest from tobacco investments.

CREF’s 2004 Proxy Telephone Script Template

Vote Level Message (00XX0NNN) — [333XXNNN=Item 6D, Participant Proposal 5 for your Global Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 5 to divest from tobacco investments.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 6E, Participant Proposal 5 for your Growth Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 5 to divest from tobacco investments.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 6F, Participant Proposal 5 for your Equity Index Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) – Participant Proposal 5 to divest from tobacco investments.

Vote Level Message (00XX0NNN) — [333XXNNN=Item 6G, Participant Proposal 5 for your Inflation-Linked Bond Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Introduction Playback Message –

Default Level Message — You have cast your vote as follows...

With the Board Playback Message –

Vote Level Message (55540NNN) — You have cast your vote in the manner recommended by the Board of Trustees.

Playback Messages for Directors — Depending on how a caller votes, there are 3 possible playback messages.

Voted All Directors –

Vote Level Message (88500NNN) — You have voted for all Trustees on the ballot.

Withhold from All Directors -

Vote Level Message (88600NNN) — You have voted to withhold your vote from all Trustees on the ballot.

Director Exceptions -

CREF’s 2004 Proxy Telephone Script Template

Vote Level Message (88700NNN) — You have voted for all trustees except for the following nominee numbers (Speaks trustee number(s)).

Goodbye Message –

Vote Level Message (44440NNN) — Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1, otherwise please hang up. Thank you.

Miskey Message — You have entered an invalid option. (Not customizable)

Default Error Message — We are unable to process your request at this time. Thank you for calling. (Not customizable)

EquiServe: Vote By Net	Page 1 of 1

EQUISERVE®	VOTE
BY NET

VOTE BY NET

TIAA
CREF

STEP 1	STEP 2	STEP 3

Welcome to the EquiServe online voting wizard!

Just follow a few simple steps to complete the secure voting process:

Authentication:	Login using your authentication information

Ownership Info/Election Materials:	Review your ownership information and election materials

Voting:	Cast your ballot and receive your confirmation online

Finish:	Update your e-mail profile and review other options

If you have more than one ballot, please vote them one card at a time. To get started now, login below and click “Continue”.

Step 1: Authentication

Enter the series of numbers printed in the gray shaded box on your proxy card, voting instruction sheet or ballot.	☐

Enter the last 4 digits of the U.S. social security number (SSN) or the U.S. taxpayer identification number (TIN) for this account.*	☐	CONTINUE

* If you do not have a SSN or TIN for this account, please leave this box blank.

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EQUISERVE®	VOTE
BY NET

VOTE BY NET

TIAA
CREF	COLLEGE RETIREMENT EQUITIES FUND

STEP 1	STEP 2	STEP 3

Welcome

     Solar Hunter
     1000 Main Street
     Anywhere, NJ 12345

Election Materials

To review the Proxy materials please click the following link. When ready to vote click “Continue” to go to the ballot page:

     CREF Proxy Statement

CONTINUE

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EQUISERVE®	VOTE
BY NET

VOTE BY NET

TIAA
CREF	COLLEGE RETIREMENT EQUITIES FUND

STEP 1	STEP 2	STEP 3

2004 CREF Annual Meeting

By signing this form, I authorize Willard T. Carleton, E. Laveme Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at CREF’s annual meeting, and any adjournment or postponement thereof. They will vote as I instruct, If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on Tuesday, June 15, 2004, at 2:00 p.m. at TIA-CREF, Southern Service Center, 8500 Andrew Camegie Blvd., Charlotte, NC 28262.

EquiServe has been engaged to tabulate ballots returned by mail to preserve the confidentially of your ballot.

Check this box to cast your vote in accordance with the recommendations of the Board of Trustees:	☐

The Board of Trustees recommends a vote FOR item 1.

1.	Election of Trustee Nominees:	☐	FOR ALL NOMINEES, except as noted below	☐	WITHHOLD AS TO ALL NOMINEES
		☐	Willard T. Carleton
		☐	Martin J. Gruber
		☐	Nancy L. Jacob
		☐	Bevis Longstreth
		☐	Bridget A. Macaskill
		☐	Stephen A. Ross
		☐	Maceo K. Sloan
		☐	Ahmed H. Zewall

2004 CREF Annual Meeting Voting	Page 2 of 2

The Board of Trustees recommends a vote AGAINST the following items.

2.	Participant proposal I (to establish three new social choice equity accounts) (All accounts)	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Participant proposal II (to stop investing in companies supporting gun control) (All accounts)	☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	Participant proposal III (To divest from gold mining investments) (All accounts)	☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	Participant proposal IV (regarding an annual report on governance and social Issues) (All accounts)	☐	FOR	☐	AGAINST	☐	ABSTAIN

6.	Participant proposal V (to divest from tobacco investments) (All accounts except Social Choice)

	Stock	☐	FOR	☐	AGAINST	☐	ABSTAIN

	Money Market	☐	FOR	☐	AGAINST	☐	ABSTAIN

	Bond	☐	FOR	☐	AGAINST	☐	ABSTAIN

	Global	☐	FOR	☐	AGAINST	☐	ABSTAIN

	Growth	☐	FOR	☐	AGAINST	☐	ABSTAIN

	Equity Index	☐	FOR	☐	AGAINST	☐	ABSTAIN

	Inflation-Linked Bond	☐	FOR	☐	AGAINST	☐	ABSTAIN

To cast your vote please click “Submit”.
(NOTE: Your vote will not be counted until you click “Submit”.)	SUBMIT

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EQUISERVE®	VOTE
BY NET

VOTE BY NET

TIAA
CREF	COLLEGE RETIREMENT EQUITIES FUND

STEP 1	STEP 2	STEP 3	PRINT THIS PAGE	E-MAIL A COPY

     Solar Hunter
     1000 Main Street
     Anywhere, NO 12345

     Control Number:
     Confirmation Number:
     Date: 1

Thank you for using EquiServe’s Vote-By-Net facility.

Step 3: Summary of your vote

Your vote was recorded by EquiServe as follows:

1.	Election of Trustee Nominees:

2.	Participant proposal I (to establish three new social choice equity accounts)(All accounts).

3.	Participant proposal II (to stop investing in companies supporting gun control) (All accounts)

4.	Participant proposal III (To divest from gold mining

2004 CREF Annual Meeting Voting	Page 2 of 2

Investments) (All accounts)

5.	Participant proposal IV (regarding an annual report on governance and social issues) (All accounts)

6.	Participant proposal V (to divest from tobacco investments) (All accounts except Social Choice)

Stock

Money Market

Bond

Global

Growth

Equity Index

Inflation-Linked Bond

To keep a copy for your records, click “Print” or “E-mail”. To change your vote, click “Back”.	PRINT THIS PAGE	E-MAIL A COPY

To provide suggestions for future nominees click “Options”.

You can now vote another ballot or click “Finish” to update your e-mail profile and exit the voting site.

BACK	OPTIONS	FINISH

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VOTE BY NET

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Click “Continue” If you are not automatically redirected within a few minutes.

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